UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2005

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Ledgemont Center

99 Hayden Avenue

Lexington, Ma 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2005, Indevus Pharmaceuticals, Inc. issued a press release announcing it entered into an Amendment and Consent Agreement dated May 14, 2005 (the “Amendment”) with Odyssey Pharmaceuticals Inc., (“Odyssey”) and Saturn Pharmaceuticals, Inc. (“Saturn”). The Amendment and Consent amends that certain License, Commercialization and Supply Agreement between the Company and Odyssey dated April 6, 2004 (the “Agreement”).

Simultaneously with the execution of the Amendment, Odyssey has agreed to assign to Saturn certain assets of Odyssey, including Odyssey’s rights in and under the Agreement, and Saturn is assuming certain liabilities of Odyssey. Pursuant to the Amendment, the Company has consented to such assignment and agreed to the modifications contained in the Amendment.

A copy of the Amendment is attached hereto as Exhibit 10.1. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description

10.1	Amendment and Consent Agreement dated May 14, 2005 between the Company, Odyssey Pharmaceuticals Inc., and Saturn Pharmaceuticals, Inc. (1)

99.1	Press Release issued on May 16, 2005

(1) Confidential Treatment Sought for a Portion of this Exhibit.

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: dependence on the success of SANCTURA(R) and SANCTURA XR(TM); the early stage of products under development; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA and SANCTURA XR; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR; dependence on third parties for manufacturing and marketing; competition; need for additional funds and corporate partners, including for the development of our products; failure to acquire and develop additional product candidates; history of operating losses and expectation of future losses; product liability and insurance uncertainties; risks relating to the Redux-related litigation; limited patent and proprietary rights; dependence on market exclusivity; valuation of our Common Stock; risks related to repayment of debts; risks related to increased leverage; and other risks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated: May 17, 2005

By: /s/ Glenn L.Cooper

        Glenn L. Cooper, M.D.

        President, Chief Executive Officer and Chairman